HAWKINS, INC.

Power of Attorney

The undersigned director of Hawkins, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Patrick H. Hawkins and Jeffrey P. Oldenkamp, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended March 29, 2020 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.

/s/ John McKeon
John McKeon
May 18, 2020

HAWKINS, INC.

Power of Attorney

The undersigned director of Hawkins, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Patrick H. Hawkins and Jeffrey P. Oldenkamp, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended March 29, 2020 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.

/s/ Daniel Stauber
Daniel Stauber
May 19, 2020

HAWKINS, INC.

Power of Attorney

The undersigned director of Hawkins, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Patrick H. Hawkins and Jeffrey P. Oldenkamp, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended March 29, 2020 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.

/s/ Duane Jergenson
Duane Jergenson
May 14, 2020

HAWKINS, INC.

Power of Attorney

The undersigned director of Hawkins, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Patrick H. Hawkins and Jeffrey P. Oldenkamp, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended March 29, 2020 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.

/s/ James Faulconbridge
James Faulconbridge
May 14, 2020

HAWKINS, INC.

Power of Attorney

The undersigned director of Hawkins, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Patrick H. Hawkins and Jeffrey P. Oldenkamp, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended March 29, 2020 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.

/s/ James Thompson
James Thompson
May 15, 2020

HAWKINS, INC.

Power of Attorney

The undersigned director of Hawkins, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Patrick H. Hawkins and Jeffrey P. Oldenkamp, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended March 29, 2020 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.

/s/ Jeffrey Wright
Jeffrey Wright
May 14, 2020

HAWKINS, INC.

Power of Attorney

The undersigned director of Hawkins, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Patrick H. Hawkins and Jeffrey P. Oldenkamp, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended March 29, 2020 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.

/s/ Mary Schumacher
Mary Schumacher
May 14, 2020